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                                                                    Exhibit 10.7






                             DEL MONTE FOODS COMPANY
                            2002 STOCK INCENTIVE PLAN

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                                TABLE OF CONTENTS
                                                                           Page

1.  Purpose of the Plan......................................................1
2.  Definitions..............................................................1
3.  Stock Subject to the Plan................................................4
4.  Administration of the Plan...............................................5
5.  Eligibility..............................................................6
6.  Options..................................................................6
7.  Tandem Stock Appreciation Rights.........................................9
8.  Stand-Alone Stock Appreciation Rights...................................11
9.  Stock Bonuses and Other Incentive Awards................................12
10. Adjustment Upon Changes in Common Stock and Certain Transactions........12
11. Rights as a Stockholder.................................................13
12. No Special Employment Rights; No Right to Incentive Award...............13
13. Securities Matters......................................................14
14. Withholding Taxes.......................................................15
15. Amendment of the Plan...................................................15
16. No Obligation to Exercise...............................................16
17. Transfers Upon Death....................................................16
18. Expenses and Receipts...................................................16
19. Failure to Comply.......................................................16
20. Compliance with Rule 16b-3..............................................16
21. Repricing...............................................................17
22. Applicable Law..........................................................17
23. Effective Date..........................................................17



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                                      (i)
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                             DEL MONTE FOODS COMPANY

                            2002 STOCK INCENTIVE PLAN

1.    Purpose of the Plan

      This Del Monte Foods Company 2002 Stock Incentive Plan adopted effective December 20, 2002 (the "Effective Date") is intended to promote the interests of the Company by encouraging the Company's Employees, non-employee Directors and Consultants of the Company to continue in the service of the Company, and to provide such persons with incentives and rewards for superior management, growth and protection of the business of the Company.

2.    Definitions

      As used in the Plan, the following definitions apply to the terms indicated below:

            (a) "Board of Directors" shall mean the Board of Directors of Del Monte.

            (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean (i) a material breach by Participant of the terms of his or her employment agreement, if any; (ii) any act of theft, misappropriation, embezzlement, intentional fraud or similar conduct by Participant involving the Company or any affiliate; (iii) the conviction or the plea of nolo contendere or the equivalent in respect of a felony involving an act of dishonesty, moral turpitude, deceit or fraud by Participant; (iv) any damage of a material nature to the business or property of the Company or any affiliate caused by Participant's willful or grossly negligent conduct; or (v) Participant's failure to act in accordance with any specific lawful instructions given to Participant in connection with the performance of his duties for the Company or any affiliate.

            (c) "Change of Control" shall mean the occurrence of one or more of the following events:

                  (1) any sale, lease, exchange or other transfer (in one
            transaction or a series of related transactions) of all or substantially all of the assets of the Company to any individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof (a "Person") or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (a "Group"), together with any Affiliates (as defined below) thereof.

                  (2) the approval by the holders of any and all shares,
            interests, participations or other equivalents (however designated and whether or not voting) of

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            corporate stock, including each class of common stock and preferred stock, of the Company ("Capital Stock") of any plan or proposal for the liquidation or dissolution of the Company;

                  (3) any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock (the "Voting Stock") of the Company;

                  (4) the replacement of a majority of the Board of Directors over any two-year period commencing after the Effective Date, from the directors who constituted the Board of Directors at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors then still in office who either were members of such Board of Directors at the beginning of such period (any such individual who was a director at the beginning of such period or is so approved, nominated or designated being referred to herein as an "Incumbent Director"); provided, however, that no individual shall be considered an Incumbent Director if the individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange
            Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (5) a merger or consolidation involving the Company in which the Company is not the surviving corporation, or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, or any other similar transaction.

            For purposes of this Section 2(c), "Affiliate" shall mean, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative of the foregoing.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "Committee" shall mean the Nominating and Compensation
            Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

                  (f) "Common Stock" shall mean Del Monte's common stock, $0.01 par value per share.
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                  (g) "Company" shall mean Del Monte and each of its
            Subsidiaries.

                  (h) "Consultant" shall mean any consultant, independent
            contractor, or other person who provides significant services to the Company, but who is neither an Employee nor a Director.

                  (i) "Del Monte" shall mean Del Monte Foods Company, a Delaware corporation, and its successors.

                  (j) "Director" shall mean a member of the Board of Directors, whether or not such individual also is an Employee.

                  (k) "Disability" shall mean physical or mental disability as a result of which the Participant is unable to perform the essential functions of his position, even with reasonable accommodation, for six (6) consecutive months. Any dispute as to whether or not the Participant is so disabled shall be resolved by a physician reasonably acceptable to the Participant and the Company whose determination shall be final and binding upon both the Participant and the Company. Notwithstanding the foregoing provisions of this
            Section 2(k), "Disability," when used in connection with the termination of the employment with the Company of a Participant who at the time of such termination is a party to a written employment or retention agreement with the Company, shall have the meaning assigned to such term in such agreement.

                  (l) "Employee" shall mean any employee of the Company, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

                  (m) "Fair Market Value" of a share of Common Stock with
            respect to any day shall mean (i) the average of the high and low sales prices on such day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

                  (n) "Incentive Award" shall mean an Option, Tandem SAR,
            Stand-Alone SAR or Stock Bonus granted pursuant to the terms of the Plan, or any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of Company Stock.

                  (o) "Incentive Stock Option" shall mean an Option which is an
            "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.
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                  (p) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

                  (q) "Option" shall mean an option to purchase shares of Common
            Stock of Del Monte granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

                  (r) "Participant" shall mean an Employee, Director or
            Consultant to whom an Incentive Award is granted pursuant to the Plan, and upon his death, his successors, heirs, executors and administrators, as the case may be.

                  (s) "Plan" shall mean this Del Monte Foods Company 2002 Stock
            Incentive Plan, as it may be amended from time to time.

                  (t) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the
            Securities Exchange Act of 1934, as amended, and any future regulation amending, supplementing or superseding such regulation.

                  (u) "Section 16 Person" shall mean a person who, with respect to the Common Stock, is subject to Section 16 of the Securities Exchange Act of 1934, as amended.

                  (v) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof which is not related to any Option.

                  (w) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 9 hereof.

                  (x) "Subsidiary" shall mean any "subsidiary corporation"
            within the meaning of Section 424(f) of the Code.

                  (y) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 7 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

3.    Stock Subject to the Plan

                  (a) Maximum Shares Available for Delivery. Subject to 10
            hereof, the maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of (i) 15,400,000, (ii) any shares of Common Stock available for grant under any prior plan, and (iii) any shares of Common Stock that are represented by awards granted under any prior plan of the Company, which are forfeited, expire or are canceled without the delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company. Of these, the maximum number of shares that may be delivered as Incentive Stock Options shall be 10,000,000. In addition, any shares of Common Stock granted
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            under the Plan which are forfeited back to the Company because of the failure to meet an Incentive Award contingency or condition shall again be available for delivery pursuant to new Incentive Awards granted under the Plan. Any shares of Common Stock covered by an Incentive Award (or portion of an Incentive Award) granted under the Plan, which is forfeited or canceled, expires or is settled in cash, including the settlement of tax withholding obligations using shares of Common Stock, shall be deemed not to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the respective plan. Likewise, if any Option is exercised by tendering shares of Common Stock, either actually or by attestation, to the Company as full or partial payment for such exercise under this Plan or any prior plan of the Company, only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. Further, shares of Common Stock issued under the Plan through the settlement, assumption or substitution of outstanding Incentive Awards or obligations to grant future Incentive Awards as a condition of the Company acquiring another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan. Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, as determined by the Committee.

                  (b) Payment Shares. Subject to the overall limitation on the number of shares of Common Stock that may be delivered under the Plan, the Committee may, in addition to granting Incentive Awards under Section 4, use available shares of Common Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company, including those of any entity acquired by the Company.

                  (c) Maximum Shares Per Participant. Subject to adjustment from time to time as provided in Section 10, not more than 1,000,000 shares of Common Stock may be made subject to Incentive Awards under the Plan to any individual in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

4.    Administration of the Plan

      The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code, unless otherwise determined by the Board of Directors

      The Committee shall have full discretionary authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or
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more Directors or management Employees. Decisions of the Committee shall be final and binding on all parties, and shall be given the maximum deference permitted by law.

      The Committee may, in its absolute discretion, accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable or, subject to Section 6(c)(1) hereof, extend the term of any Option or Stand-Alone SAR granted under the Plan.

      Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

      No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Del Monte shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.    Eligibility

      The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such Employees, Directors and Consultants as the Committee shall select from time to time. The Committee shall also specify the type and amount of such awards each such person is to be granted.

6.    Options

      The Committee may grant Options pursuant to the Plan to Participants, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

                  (a) Identification of Options. All Options granted under the
            Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

                  (b) Exercise Price. The exercise price of any Non-Qualified
            Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted and shall not be less than 85% of the Fair Market Value of a share of Common Stock on the date on which such Non-Qualified Stock Option is granted; provided, that the exercise price of any Non-Qualified Stock Option granted to an individual who is a "covered employee" within the meaning of Section 162(m) of the Code shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Non-Qualified Stock Option is granted.
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                  (c) Term and Exercise of Options.

                        (1) Each Option shall be exercisable on such date or
                  dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, that each Option shall be subject to earlier expiration, termination, cancellation or exercisability as provided in this Plan.

                        (2) Each Option shall be exercisable in whole or in
                  part, subject to the provisions of the applicable Option agreement. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                        (3) An Option shall be exercised by delivering written
                  notice to Del Monte's principal office, to the attention of the office specified by Del Monte. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (i) by tendering previously acquired shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price, or (ii) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Common Stock, and to be consistent with the purposes of the Plan.

                        (4) Any Option granted under the Plan may, to the extent
                  lawful, be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or Del Monte a fully- and duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting Del Monte to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an Incentive Stock Option, the disposition of such shares and (iii) the broker-dealer and the Participant have otherwise complied with
                  Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

                        (5) Certificates for shares of Common Stock purchased
                  upon the exercise of an Option (which may be in book entry form) shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

                        (6) Transferability. Unless the Option Document (or an
                  amendment thereto authorized by the Committee) expressly states that the Option is transferable as provided hereunder, no Option granted under this Plan, nor any interest in such Option, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable thereto,
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                  other then pursuant to the beneficiary designation form
                  described in Section 17 hereof or by will or the laws of descent and distribution. With respect to an Option that is not intended to qualify an Incentive Stock Option, the Committee may grant such Option or amend an outstanding Option to provide that the Option is transferable or assignable to a member or members of the Participant's "immediate family," as such term is defined in Rule 16a-1(e) under the Exchange Act, or to a trust for the benefit solely of a member or members of the Participant's immediate family, or to a partnership or other entity whose only owners are members of the Participant's immediate family, provided the instrument of transfer is approved by the Company's administrative Committee of Employee Benefits, Options so transferred are not again transferable other than by will or by the laws of descent and distribution, and that following any such transfer or assignment the Option will remain subject to substantially the same terms applicable to the Option while held by the Participant, as modified as the Committee shall determine appropriate, and the transferee shall execute an agreement agreeing to be bound by such terms.

                        (7) Subject to earlier termination pursuant to Section
                  7(b)(2) and 10(d), and except as the Committee may otherwise provide in an Option Agreement, exercise of an Option shall be subject to the following:

                              (i) In the event of the termination of the
                        employment of a Participant with the Company for Cause, each Option then outstanding shall expire and be cancelled upon such termination.

                              (ii) In the event that the employment of a
                        Participant with the Company shall be terminated by the Company without Cause or the Participant resigns employment for a reason other than Disability or retirement (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of ninety (90) days after such termination, on which date they shall expire, and (B) Options granted to such participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                              (iii) If the Participant's employment terminates
                        as the result of retirement under any retirement plan of the Company or a Subsidiary, the Participant's Option shall remain exercisable until the expiration of the original term of the Option, to the extent such Options were exercisable at termination. Options not exercisable at the time of termination shall expire at the close of business on the date of such termination

                              (iv) In the event that the employment of a
                        Participant with the Company shall terminate on account of Disability or death of the Participant, Options granted to such Participant, whether or not exercisable at the time of such termination, shall remain exercisable until the expiration of the original Option term.

                              (v) If the Participant dies within 3 months
                        following an involuntary termination without Cause, then Options granted to such Participant, to the extent exercisable at the Participant's employment termination may be exercised until the
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                        original expiration of such Option or, if sooner, one
                        year from the Participant's death. Options not exercisable at death shall expire at the close of business on the date of such employment termination.

                  (d)   Limitations on Grant of Incentive Stock Options

                              (1) the exercise price of any Incentive Stock
                        Option shall be at 100% of Fair Market Value on the date such option is granted, provided that, in the case of an individual, who at the time of the proposed grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Del Monte or any of its Subsidiaries, the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

                              (2) The aggregate Fair Market Value of shares of
                        Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or any Subsidiary shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or in the event such Regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

                              (3) No Incentive Stock Option may be granted to an
                        individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of Del Monte or any of its Subsidiaries, unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                              (4) Only Employees are eligible to be granted
                        Incentive Stock Options. Directors and Consultants are not eligible to be granted Incentive Stock Options.

7.    Tandem Stock Appreciation Rights

      The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Common Stock less than or equal to the number
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of shares of Common Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

                  (a) Benefit Upon Exercise. The exercise of a Tandem SAR with respect to any number of shares of Common Stock shall entitle a Participant to (i) a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (B) the exercise price of the related Option, (ii) the issuance or transfer to the Participant of a number of shares of Common Stock which on the date of the exercise of the Tandem SAR have a Fair Market Value equal to such excess or (iii) a combination of cash and shares of Common Stock in amounts equal to such excess, all as determined by the Committee in its discretion.

                  (b) Term and Exercise of Tandem SAR.

                  (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option.

                  (2) The exercise of a Tandem SAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of shares of Common Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Common Stock subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be cancelled in the order in which they became exercisable.

                  (3) Each Tandem SAR shall be exercisable in whole or in part, as provided in the applicable agreement. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                  (4) Each Tandem SAR shall be exercised during the
            Participant's lifetime by the Participant unless the related Option has been transferred as described in Section 6(c)(6), above. Further, unless the related Option is transferable as described in
            Section 6(c)(6), no Tandem SAR shall be assignable or transferable other than by will, the laws of descent and distribution, or as provided in Paragraph 17 hereof and otherwise than together with its related Option.

                  (5) A Tandem SAR shall be exercised by delivering written
            notice to Del Monte's principal office, to the attention of the office specified by Del Monte. Such notice shall specify the number of shares of Common Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant.
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8.    Stand-Alone Stock Appreciation Rights

            The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

                  (a) Exercise Price. The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

                  (b) Benefit Upon Exercise. The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock shall entitle a Participant to (i) a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (B) the exercise price of the Stand-Alone SAR, (ii) the issuance or transfer to the Participant of a number of shares of Common Stock which on the date of the exercise of the Stand-Alone SAR have a Fair Market Value equal to such excess or (iii) a combination of cash and shares of Common Stock in amounts equal to such excess, all as determined by the Committee in its absolute discretion.

                  (c) Term and Exercise of Stand-Alone SARs.

                        (1) Each Stand-Alone SAR shall be exercisable on such
                  date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR. Each Stand-Alone SAR shall be subject to such termination, expiration or cancellation provisions as provided in the agreement evidencing such Stand-Alone SAR.

                        (2) Each Stand-Alone SAR may be exercised in whole or in
                  part, as provided in the applicable agreement. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                        (3) A Stand-Alone SAR shall be exercised by delivering
                  written notice to Del Monte's principal office, to the attention of the office designated by Del Monte. Such notice shall specify the number of shares of Common Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant.

                        (4) Each Stand-Alone SAR shall be exercised during the
                  Participant's lifetime by the Participant unless it is transferred in the manner described in Section 6(c)(6), above. Further, unless the Stand-Alone SAR is transferable as described in Section 6(c)(6), no such SAR shall be assignable or transferable otherwise than by will, the laws of descent and distribution, or to the limited extent provided in Paragraph 17 hereof.
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9.    Stock Bonuses and Other Incentive Awards.

                        (a) Grants of Awards. The Committee may grant Stock
            Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. The Committee may also or in the alternative grant other Incentive Awards which are not restricted to any specified form or structure and may include, without limitation, restricted stock, stock purchase warrants, performance units or shares; provided that the maximum aggregate amount of Incentive Awards other than Options, Tandem SARS and Stand-Alone SARs shall not exceed 25% of the maximum number of shares available under this Plan.

                        (b) Performance Awards. It is intended that Incentive
            Awards based on performance shall qualify as performance-based compensation under Code Section 162(m). Hence, such awards shall be based on a target amount and the degree to which relevant selected performance criterion are satisfied. The Committee will for each performance period in respect of which such compensation is to be paid, select target amounts, the relevant performance criteria and the weight to be afforded each criterion. The relevant performance criteria shall include, either individually or in combination, applied to the Company as a whole or individual units thereof, and measured either absolutely or relative to a designated group of comparable companies: (i) cash flow, (ii) earnings per share, (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) revenue, (viii) income or net income, (ix) operating income or net operating income,
            (x) operating profit or net operating profit, (xi) operating margin,
            (xii) return on operating revenue, (xiii) market share, (xiv) earnings before interest, taxes, depreciation, and amortization (EBITDA) and (xv) any other objective and measurable criteria tied to the Company's performance. The Committee shall designate in writing within 90 days of the beginning of a performance period the target bonus, performance criteria and factors (reflecting targets for such criteria and relative weighting). The maximum performance award payable for any one fiscal year to any Participant shall be $2,000,000 and the Committee may in its discretion direct that any performance award be reduced below the calculated amount, based on individual performance.

10.   Adjustment Upon Changes in Common Stock and Certain Transactions

                        (a) Shares Available for Incentive Awards. In the event
            of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Incentive Awards shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common
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                                       12

            Stock with respect to which Incentive Awards may be granted as the Committee may deem appropriate.

                        (b) Outstanding Incentive Awards - Increase or Decrease
            in Issued Shares Without Consideration. Subject to any required action by the stockholders of Del Monte, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by Del Monte, or change in the capitalization of Del Monte, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Incentive Award, and the applicable exercise price per share of Common Stock of each such award to prevent dilution or the enlargement of rights.

                        (c) Outstanding Incentive Awards - Changes in Control
            and Other Transactions. Upon the occurrence of a Change in Control, all outstanding Incentive Awards shall vest and become immediately exercisable. The Committee in its discretion shall determine whether outstanding Incentive Awards shall become automatically exercisable in the event of other transactions including without limitation a liquidation or dissolution of Del Monte. Further, the Committee in its discretion shall determine whether outstanding Incentive Awards will in the context of a Change in Control or any other transaction be converted into comparable awards of a successor entity or redeemed for payment in cash or kind or both.

                        (d) No Other Rights. Except as expressly provided in the
            Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Del Monte or any other corporation. Except as expressly provided in the Plan, no issuance by Del Monte of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option, Tandem SAR or Stand-Alone SAR.

11.   Rights as a Stockholder

            No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 10 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

12.   No Special Employment Rights; No Right to Incentive Award.

            Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement
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                                       13
to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

            No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.   Securities Matters.

                        (a) Del Monte shall be under no obligation to effect the
            registration pursuant to the Securities Act of 1933 of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, Del Monte shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until Del Monte is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

                        (b) The exercise of any Option granted hereunder shall
            only be effective at such time as counsel to Del Monte shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. Del Monte may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. Del Monte shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

                        (c) In the event that the Committee defers the
            effectiveness of the exercise of a Participant of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws, such Participant may elect, by delivery of written notice by the Participant to the Company not later than thirty (30) days following his receipt of notice of such deferral or the expiration of such deferral, to surrender the exercisable portion of
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                                       14
            such Option (or any portion thereof) to the Company in consideration for a lump sum payment in cash in an amount equal to the product of
            (A) the excess of (i) the value of a share of Common Stock as determined by the Board of Directors as of the date of surrender over (ii) the per share exercise price of the Option and (B) the number of shares with respect to which such Participant desires and is entitled to exercise such Option. Notice shall be delivered in person or by certified mail, return receipt requested and shall be deemed to have been given when personally delivered or three (3) days after mailing.

14.   Withholding Taxes

                        (a) Cash Remittance. Whenever shares of Common Stock are
            to be issued upon the exercise of an Option or the grant of other Incentive Awards, Del Monte shall have the right to require the Participant to remit to Del Monte in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise or grant prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise or vesting of an Incentive Award, Del Monte shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or vesting.

                        (b) Stock Remittance. At the election of the
            Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise or settlement of an Incentive Award, the Participant may tender to Del Monte a number of shares of Common Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or settlement and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise or settlement. Such election shall satisfy the Participant's obligations under Paragraph 14(a) hereof.

                        (c) Stock Withholding. At the election of the
            Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise or settlement of an Incentive Award, Del Monte shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or settlement and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise or settlement. Such election shall satisfy the Participant's obligations under Paragraph 14(a) hereof.

15.   Amendment of the Plan

            The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders no revision or amendment shall except as provided in Section 10 hereof, increase the number of shares of Common Stock that may be issued under the Plan.
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                                       15
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16.   No Obligation to Exercise

            The grant to a Participant of an Option, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, Tandem SAR or Stand-Alone SAR.

17.   Transfers Upon Death

            If permitted by the Committee, a Participant may name a beneficiary or beneficiaries to whom any vested but unpaid Incentive Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Incentive Award agreement, any unexercised vested Incentive Award may be exercised by the administrator or executor of the Participant's estate. No such transfer or distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Del Monte unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

18.   Expenses and Receipts

            The expenses of the Plan shall be paid by Del Monte. Any proceeds received by Del Monte in connection with any Incentive Award will be used for general corporate purposes.

19.   Failure to Comply

            In addition to the remedies of Del Monte elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

20.   Compliance with Rule 16b-3

            Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. To the extent any provision of the Plan, Incentive Award agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

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                                       16

21.   Repricing

            Without the approval of stockholders, no options granted hereunder shall be repriced. For purposes of this Plan, the term "reprice" shall mean lowering the exercise price of previously awarded Options within the meaning of
Item 402(i) under Securities and Exchange Commission Regulation S-K (including canceling previously awarded Options and regrinding them with a lower exercise price).

22.   Applicable Law

            The Plan will be administered in accordance with the laws of the State of California, without reference to its principles of conflicts of law.

23.   Effective Date

            The Plan shall commence on the Effective Date, and subject to Paragraph 15 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. The Plan shall be approved by stockholders of Del Monte within twelve months before or after the effective date of the Plan. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after the tenth anniversary of the Effective Date.

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